Exhibit 10.10

FIFTH AMENDMENT TO OFFICE LEASE

This FIFTH AMENDMENT TO OFFICE LEASE ("Fifth Amendment") is made and entered into effective as of April 15 , 2025 (the "Effective Date") by and between RREF II

PACIFIC CENTER LLC, a Delaware limited liability company ("Landlord"), and EMMAUS LIFE SCIENCES, ING., a Delaware corporation ("Tenant").

RECITALS:

A.
Bixby Torrance, LLC, a Delaware limited liability company ("Bixby") and Tenant entered into that certain Office Lease Agreement dated October 17, 2014 (the "Original Lease"), as amended by that certain (i) Statement of Tenant Regarding Lease Commencement (undated) (the "Tenant Statement") executed by Tenant, (ii) First Amendment to Office Lease Agreement dated February 1, 2018 (the "First Amendment") between Landlord (as successor-in-interest to Bixby) and Tenant, (iii) Second Amendment to Office Lease Agreement dated December 6, 2018 (the "Second Amendment") between Landlord (as successor-in-interest to Bixby) and Tenant, and (iv) Third Amendment to Office Lease Agreement dated September l 0, 2019 (the "Third Amendment") between Landlord and Tenant.

B.
Landlord and Tenant thereafter entered into that certain Fourth Amendment to Office Lease Agreement dated November 20, 2024 (the "Fourth Amendment"), pursuant to which Landlord and Tenant reduced the size of the Existing Premises (i.e., a total of 21,293 rentable square feet) by deducting therefrom the Reduction Premises (i.e., 16,654 rentable square feet), such that following the Reduction Date (as such tenns are defined in the Fourth Amendment), the Remaining Premises leased by Landlord to Tenant consisted solely of the remaining portion of the Existing Premises other than the Reduction Premises (i.e., a total of approximately 4,639 rentable square feet). The Original Lease, the Tenant Statement, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment are collectively referred to herein as the "Lease".

C.
Pursuant to the Lease, Landlord is currently leasing to Tenant, and Tenant is currently leasing from Landlord, the Remaining Premises (as the "Premises" under the Lease), which is commonly known as Suite 800 and located on the eighth (8th) floor of that certain office building located at 21250 Hawthorne Blvd., Torrance, CA 90503 (the "Building"), all as more particularly set forth in the Lease.
D.
Landlord and Tenant now desire to amend the Lease to confirm the commencement and expiration dates of the Lease Term, as hereinafter provided.
E.
Except as otherwise set forth herein, all capitalized terms used in this Fifth Amendment shall have the same meanings given such terms in the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

4916-8268-6514

377146.00011

1.
Scrivener's Errors. Landlord and Tenant hereby acknowledge and agree that: (i) due to scrivener's errors in the Fourth Amendment: (i) in Recital G therein, the "Reduction Premises" was incorrectly identified as the space containing 4,639 rentable square feet (which 4,639 rentable square foot space is, in fact, the "Remaining Premises"); and (ii) in Section 3.1 therein, the "Remaining Premises" was incorrectly identified as the space containing 16,654 rentable square feet (which 16,654 rentable square foot space is, in fact, the "Reduction Premises"); and (ii) despite such scrivener's errors, the remaining terms of the Fourth Amendment were calculated as though the Reduction Premises (16,654 rentable square feet) and the Remaining Premises (4,639 rentable square feet) were correctly designated, provided, that, notwithstanding anything in the Fourth Amendment to the contrary, if any additional terms inconsistent with the foregoing are discovered, the Reduction Premises and Remaining Premises shall be interpreted as clarified and intended as set forth hereinabove.
2.
Confirmation of Dates. The parties hereby confirm that (a) the Demising Work was Substantially Completed on April 2, 2025 and Landlord has performed all work required to be performed by Landlord pursuant to Section 3.3 of the Fourth Amendment, (b) the Reduction Date occurred as of April 2, 2025, and (c) the current Lease Term shall expire on April 1, 2030 (i.e., sixty (60) months following the Reduction Date) (the “Fourth Amendment Term Expiration Date”), unless sooner terminated pursuant to the terms of the Lease, as hereby amended.
3.
No Further Modification. Except as set forth in this Fifth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.
4.
Counterparts. This Fifth Amendment may be executed in multiple counterparts, each of which is to be deemed an original for all purposes, but all of which together shall constitute one and the same instrument.
5.
Electronic Signatures. Each of the parties to this Fifth Amendment (i) has agreed to permit the use from time to time, where appropriate, of telecopy or other electronic signatures (including, without limitation, DocuSign) in order to expedite the transaction contemplated by this Fifth Amendment, (ii) intends to be bound by its respective telecopy or other electronic signature, (iii) is aware that the other will rely on such telecopied or other electronically transmitted signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of this Fifth Amendment and the documents affecting the transaction contemplated by this Fifth Amendment based on the fact that a signature was sent by telecopy or electronic transmission only.

[SIGNATURES CONTAINED ON THE FOLLOWING PAGE]

4916-8268-6514

377146.00011

IN WITNESS WHEREOF, this Fifth Amendment has been executed as of the day and year first above written.

"Landlord"

RREF II PACIFIC CENTER LLC,

a Delaware limited liability company

By:

Name: Jason Morrow

Its: Authorized Signatory

Tenant"

EMMAUS LIFE SCIENCES, INC.,

a Delaware corporation

By:

Name: Willis Lee

Its: CEO

By:

Name:

Its

4916-8268-6514

377146.00011